UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2014

CABELA'S INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32227	20-0486586
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Cabela Drive, Sidney, Nebraska		69160
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (308) 254-5505

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and Item 7.01, “Regulation FD Disclosure.”

On February 13, 2014, Cabela's Incorporated (the "Company") issued a press release announcing financial results for its fourth quarter and fiscal year ended December 28, 2013. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 8.01	Other Events.

The Company's February 13, 2014, press release also announced that the Company intends to repurchase up to 650,000 shares of its outstanding common stock in open market transactions through February 2015 pursuant to its previously announced share repurchase program. The share repurchase program does not obligate the Company to repurchase any outstanding shares of its common stock, and the program may be limited or terminated at any time.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99Press release dated February 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA'S INCORPORATED

Dated:	February 13, 2014	/s/ Ralph W. Castner
Ralph W. Castner Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.     Description

99        Press release dated February 13, 2014